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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 30, 2008
                                                     ---------------------------


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

          NEVADA                                                  33-0773180
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(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)

                                     0-27267
                        -------------------------------
                                   (Commission
                                  File Number)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (949) 707-4800
                 -----------------------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (a) Not applicable.

         (b) On September 30, 2008, Daniel Yao resigned as a member of the Board of Directors of I/OMagic Corporation effective immediately.

         (c) Not applicable.

         (d) Not applicable.

         (e) Not applicable.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 6, 2008                  I/OMAGIC CORPORATION


                                       By: /S/ THOMAS L. GRUBER
                                       -----------------------------------------
                                       Thomas L. Gruber, Chief Financial Officer